UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2022

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office )			(Zip code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On April 11, 2022, ProAssurance Corporation announced that W. Stancil (Stan) Starnes, Executive Chairman of the Board of Directors, will retire from the ProAssurance board at the end of his current term and will not stand for re-election. Mr. Starnes will serve his remaining term as a director and Executive Chairman, which expires at the Annual Meeting Shareholders to be held on May 24th, 2022.
Mr. Starnes has been a member of the ProAssurance Board since September 2007 and has served as Chairman, then Executive Chairman, since October 2008. In addition, Mr. Starnes served as Chief Executive Officer of the company from July 2007 to July 2019, overseeing a remarkable period in which ProAssurance completed seven acquisitions, significantly diversified its product offerings, and vastly expanded its geographical reach. Prior to his time at ProAssurance, Starnes was Senior Partner at Starnes & Atchison LLP (now Starnes Davis Florie LLP), which he and his father founded in 1975, launching a 34-year career of nationally recognized excellence in courtroom advocacy for the healthcare community and leading companies and financial institutions.
Mr. Starnes’ civic involvement parallels his service to the nation’s medical and business community. He currently serves as the President pro Tempore of the Board of Trustees of The University of Alabama System and Chairman of Ascension, the largest non-profit and Catholic health system in the U.S. He has been widely recognized for his innumerable contributions to the business and civic life of the communities he has served. In 2021, Mr. Starnes was elected to the Alabama Business Hall of Fame, and in 2018 he had the singular honor of being named to Alabama’s Academy of Honor, an organization created by the Alabama Legislature to recognize the achievements of only 100 living Alabamians.
Lead Independent Director Tommy Wilson, M.D. stated that the first order of business after the ProAssurance annual meeting of stockholders on May 24th will be for the Board to elect an independent chair.
A copy of the news release announcing election of these new directors is included as Exhibit 99.1 and included in this Item by reference.
.ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 News release issued April 11, 2022 reporting the retirement of our Executive Chairman effective May 24, 2022
We are furnishing Exhibit 99.1 to this Current Report on Form 8-K solely for the purpose of incorporation by reference into Items 7.01 and 9.01. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 11, 2022

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
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Jeffrey P. Lisenby General Counsel

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